FAIR VALUE PRESENTATION	6 Months Ended
Jun. 30, 2017
Fair Value Disclosures [Abstract]
FAIR VALUE PRESENTATION
NOTE 3   -   FAIR VALUE PRESENTATION

The Company's assets and liabilities that are measured at fair value as of June 30, 2017 and December 31, 2016 are classified in the tables below in one of the three categories described in note 2c above:

	June 30, 2017
	Level 1	Level 2	Total
Marketable securities	$973	$41,148	$42,121
Currency options designated as hedging instruments	-	$25	$25

	December 31, 2016
	Level 1	Level 2	Total
Marketable securities	$957	$60,240	$61,197
Currency options designated as hedging instruments	-	$2	$2

The Company's corporate debt securities are traded in markets that are not considered to be active, but are valued based on quoted market prices, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency. Accordingly, these assets are categorized as Level 2.

Foreign exchange risk management

The Company purchases and writes non-functional currency options in order to hedge the currency exposure on the Company's cash flow. The currency hedged items are denominated in New Israeli Shekel (NIS). The purchasing and writing of options is part of a comprehensive currency hedging strategy with respect to salary and rent expenses denominated in NIS. These transactions are at zero cost for periods of up to one year. The counterparties to the derivatives are major banks in Israel. As of June 30, 2017, the total hedged amount was NIS 3.5 million.

As of June 30, 2017, the Company recorded a derivative asset in the amount of $25 out of which $19 qualifies as hedge accounting.

As of June 30, 2017, the Company has a lien in the amount of $246 on the Company's marketable securities and a lien in the amount $250 on the Company's checking account, in respect of bank guarantees granted in order to secure the hedging transactions.